SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

November 12, 2012
Date of Report (Date of earliest event reported)

DANE EXPLORATION INC.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-172450 (Commission File Number)	98-0654981 (IRS Employer Identification Number)

3577 - 349 West Georgia Street Vancouver, British Columbia, Canada V6B 3Y4 (Address of principal executive offices)

Phone: (604) 241-8972 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 4.01 – MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a)    Previous independent registered public accounting firm:

(i)        On November 12, 2012, Dane Exploration Inc., a Nevada corporation (the "Company"), formally informed Madsen & Associates CPAs, Inc. of their dismissal as the Company’s independent registered public accounting firm;

(ii)       The reports of Madsen & Associates CPAs, Inc. on the Company’s financial statements as of and for the year ended September 30, 2010 and the year ended September 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern;

(iii)      The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)      During the year ended September 30, 2010 and the year ended September 30, 2011, and through November 12, 2012, there have been no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)      The Company has requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)    New independent registered public accounting firm

On November 12, 2012 the Company engaged Sadler, Gibb & Associates, L.L.C. as its new independent registered public accounting firm. During the two most recent fiscal years and through November 12, 2012, the Company had not consulted with Sadler, Gibb & Associates, L.L.C. regarding any of the following:

(i)        The application of accounting principles to a specific transaction, either completed or proposed;

(ii)       The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)      Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 16.1 – Letter of Madsen & Associates CPAs, Inc. dated November 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANE EXPLORATION INC.

/s/ David Christie
David Christie,
President and CEO
Dated:  November 12, 2012